SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

☐

Preliminary Information Statement

☐

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☑

Definitive Information Statement

Universal Capital Management, Inc.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box:)

☑

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)

Title of each class of securities to which transaction applies:

2)

Aggregate number of securities to which transaction applies:

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)

Proposed maximum aggregate value of transaction:

5)

Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

INFORMATION STATEMENT

UNIVERSAL CAPITAL MANAGEMENT, INC.

October 21, 2014

Dear Fellow Stockholder:

A Special Meeting of Stockholders of Universal Capital Management, Inc. will be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, November 11, 2014, at 2601 Annand Drive, Suite 16, Wilmington, DE 19808. The attached Notice of Special Meeting and Information Statement describe the items currently anticipated to be acted upon by the stockholders at the meeting. Please note that we are not asking you for a proxy and you are requested not to send us a proxy.

One of the purposes of the Information Statement is to give you important information regarding Universal Capital Management, Inc.’s Board of Directors and executive management. We urge you to read the Information Statement carefully.

Sincerely,

/s/ Wesley Chandler

Wesley Chandler,

President, Secretary

Wilmington, DE

UNIVERSAL CAPITAL MANAGEMENT, INC.
2601 Annand Drive, Suite 16

Wilmington, DE 19808

NOTICE OF SPECIAL MEETING

Dear Stockholder:

You are cordially invited to attend the Special Meeting of Stockholders of Universal Capital Management, Inc. to be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, November 11, 2014, at 2601 Annand Drive, Suite 16, Wilmington, DE 19808.

This Information Statement is being delivered in connection with the following matters:

1.

To remove one (1) Director from the Board of Directors;

2.

To elect two (2) Directors to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

3.

To approve the Universal Capital Management, Inc. 2014 Employee Stock Plan (the “Plan”);

4.

To ratify the appointment Salberg & Co., P.A. to serve as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2015; and

5.

To consider and take action upon such other business as may properly come before the Special Meeting or any adjournments thereof.

Certain members of our management team and board of directors, who own a total of 19,383,416 shares, or approximately 50.1% of our outstanding Common Stock, on October 8, 2014 (the “Record Date”), have indicated that they intend to vote in favor of removal of one director, electing the proposed slate of directors, approving the Plan and ratifying the appointment of Universal Capital Management’s independent registered public accounting firm. Therefore, all of the proposals will be assured of receiving the required vote and will be approved at the Special Meeting and will become effective immediately following the Special Meeting.

By Order of the President,

/s/ Wesley Chandler

Wesley Chandler,

President, Secretary

October 21, 2014

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

Universal Capital Management, INC.
2601 Annand Drive, Suite 16

Wilmington, DE 19808

INFORMATION STATEMENT FOR THE SPECIAL MEETING

OF STOCKHOLDERS TO BE HELD NOVEMBER 11, 2014

General

This Information Statement is being distributed in connection with the Special Meeting of Stockholders (the “Special Meeting”) of Universal Capital Management, Inc., a Delaware corporation (“Company,” “we”, “our”, “us” or other words of similar import), to be held at 10:00 a.m., Eastern Daylight Time, on Tuesday, November 11, 2014, at 2601 Annand Drive, Suite 16, Wilmington, DE 19808.

This Information Statement includes information relating to the proposals to be voted on at the Special Meeting, the voting process, compensation of directors and our most highly paid officers, and other required information.

This Information Statement is being furnished to our stockholders for informational purposes only, and we will bear all of the costs of the preparation and dissemination of this Information Statement. Each person who is receiving this Information Statement also is receiving a copy of our Annual Report on Form 10-K for the year ended April 30, 2014. We intend to commence distribution of this Information Statement, together with the notice and any accompanying materials, on or about October 21, 2014.

Our President, Wesley Chandler, has called this Special Meeting of Stockholders. Article II - Section 5 of the Company’s Bylaws provides that special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the President and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors, or at the request in writing of stockholders owning a majority of the stock of the Corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

A majority of our Stockholders have approved, and has recommended that the remaining stockholders approve, the following proposals (collectively, the “Proposals”):

1.

The removal of Thomas Marino from the Board of Directors. Article III - Section 14 of the Company’s Bylaws, along with Section 141(k) of the DGCL, provides that any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of the Company’s directors;

2.

The election of Michael D. Queen, a current member of our Board of Directors and Richard Smith, our current Chief Operating Officer, to serve as members of our Board of Directors until the next annual meeting of stockholders and until their respective successors are chosen and qualified;

3.

The approval of the Company’s 2014 Employee Stock Plan (the “Plan”);

4.

The ratification of the selection of Salberg & Co., P.A. as our Company’s independent registered public accounting firm to audit the accounts of the Company for the fiscal year ending April 30, 2015; and

5.

Such other business as may properly come before the Special Meeting or any postponements or adjournments thereof.

Important Notice Regarding the Availability of Information Statement Materials for the Special Meeting of Stockholders to be Held on November 11, 2014.

1.

This Information Statement and our Annual Report on Form 10-K for the year ended April 30, 2014 is available on the U.S. Securities and Exchange Commission’s Web site (http://www.sec.gov) that contains reports, proxy, and information statements and other information regarding our Company.

2.

The following materials are available on the Company-Investor page of the Company’s website (http://www.mlfb.com):

a.

Notice of Special Meeting

b.

Information Statement

c.

Annual Report on Form 10-K

3.

If you do not have access to the Internet or have not received a copy of our Annual Report, you may request a copy of it or any exhibits thereto without charge by writing to our Corporate Secretary, at Universal Capital Management, Inc., 2601 Annand Drive, Suite 16, Wilmington, DE 19808.

4.

If you wish to attend the Special Meeting and need directions, please contact us at (774) 213-1995.

Voting

The Company has selected the close of business on October 8, 2014 (the “Record Date”) as the time for determining the holders of record of our common stock, par value $0.001 per share (the “Common Stock”), entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shares of Common Stock outstanding on the Record Date are the only securities that entitle holders to vote at the Special Meeting or any adjournment or postponement thereof. Each share of Common Stock is entitled to one vote per share on all matters to be presented at the Special Meeting.

Certain stockholders, all of whom are members of our management team or board of directors (the “Consenting Stockholders”), own a total of 19,383,416 shares, or approximately 50.1% of our total voting power. Because the Consenting Stockholders have indicated that they will vote in favor of all of the Proposals and because the Consenting Stockholders control more than a majority of the voting power, the Proposals are assured of receiving the required vote and being adopted and, thus, we are not soliciting any proxies from holders of the Common Stock.

Stockholders attending the Special Meeting are welcome to vote at the Special Meeting and may address any matters that may properly come before the Special Meeting.

How Many Shares of Universal Capital Management Common Stock Were Outstanding as of the Record Date?

As of the record date, 38,700,009 shares of our Common Stock were issued and outstanding. Each share owned entitles the holder to one vote for each share so held. A list of our Stockholders entitled to vote is available at our executive offices at 2601 Annand Drive, Suite 16, Wilmington, DE 19808. The telephone number of our executive offices is (774) 213-1995.

How Many Shares Are Needed to Constitute a Quorum at the Meeting?

The presence, in person or by proxy, of stockholders holding at least a majority of the voting power are necessary to constitute a quorum at the Special Meeting. However, the stockholders present at the Special Meeting may adjourn the Special Meeting despite the absence of a quorum.

What Vote is Required to Approve the Proposals?

A plurality of the votes cast is required to elect directors. For all of the other Proposals, including the removal of Thomas Marino from the Board of Directors, the affirmative vote of the holders of a majority of the voting power of the shares present or represented by proxy is required to approve the other Proposals. Abstentions will have the same effect as votes against the Proposals, although abstentions will count toward the presence of a quorum.

Why Isn’t Universal Capital Management Required to Solicit Proxies for the Proposals?

As indicated above, the Consenting Stockholders have indicated they will vote in favor of the Proposals, thereby ensuring that such Proposals will be adopted. Therefore, the solicitation of proxies is not necessary and, in order to eliminate the costs and management time involved, our Board of Directors has decided not to solicit proxies.

When Will Each Proposal Become Effective?

The Proposals will be effective immediately following the completion of the Special Meeting, which is at least 20 days after the mailing of this Information Statement. We are mailing this Statement on or about October 21, 2014 and will hold our Special Meeting on November 11, 2014.

How Can Stockholders Participate in the Meeting?

Each stockholder of record as of the record date can participate in the Special Meeting personally or through another person or persons designated to act for such stockholder by proxy.

How Will Our Stockholders Know When the Proposals are Effective?

Those stockholders that attend the Special Meeting will be notified then of the effectiveness of the Proposals. In addition, we intend to publish the final results in a current report on Form 8-K within four business days after the end of the Special Meeting.

How many copies of this Information Statement will I receive if I share my mailing address with another security holder?

Unless we have been instructed otherwise, we are delivering only one Information Statement and Annual Report on Form 10-K to multiple security holders sharing the same address. This is commonly referred to as “householding.” We will however, deliver promptly a separate copy of this Information Statement and Annual Report on Form 10-K to a security holder at a shared address to which a single copy of this Information Statement and Annual Report on Form 10-K was delivered, on written or oral request. Requests for copies of the Information Statement and Annual Report on Form 10-K or requests to cease householding in the future should be directed to Universal Capital Management, Inc., 2601 Annand Drive, Suite 16, Wilmington, DE 19808. Telephone (774) 213-1995. If you share an address with another stockholder and wish to receive a single copy of an Information Statement and Annual Report on Form 10-K, instead of multiple copies, you may direct this request to us at the address or telephone number listed above. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

How can I obtain additional Information Statement Materials or other Company materials?

Copies of the Company’s SEC filings are available under the “Investors” page of the Company’s website at www.mlfb.com. Any stockholder desiring additional Information Statement materials, a copy of any other document incorporated by reference in this Information Statement, or a copy of the Company’s bylaws should contact the Company’s Secretary. Requests should be directed to Universal Capital Management, Inc., 2601 Annand Drive, Suite 16, Wilmington, DE 19808. Telephone (774) 213-1995.

Do I have dissenters’ rights of appraisal?

Under Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to any of the items proposed to be voted upon at the Special Meeting.

Where can I find general information about the Company?

General information about us can be found on our website at www.mlfb.com. The information on our website is for informational purposes only and should not be relied upon for investment purposes. The information on our website is not incorporated by reference into this Information Statement and should not be considered part of this or any other report that we file with the Securities and Exchange Commission (“SEC”). We make available free of charge, either by direct access on our website or a link to the SEC’s website, our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as soon as reasonably practicable after such reports are electronically filed with, or furnished to, the SEC. Our reports filed with, or furnished to, the SEC are also available directly at the SEC’s website at www.sec.gov.

Who Will Pay for the Costs Associated with this Information Statement?

We will pay all costs associated with distributing this Information Statement, including the costs of printing and mailing.

No additional action is required by you in connection with the Proposals. However, Section 14(c) of the Securities Exchange Act of 1934 requires the mailing to our stockholders of the information set forth in this Information Statement at least twenty (20) days prior to the earliest date on which the corporate action may be taken.

INFORMATION REGARDING DIRECTORS, EXECUTIVE

OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

Our bylaws provide that the number of directors under our bylaws is determined by resolution of the Board of Directors. Our Board of Directors currently consists of two directors. Each director is elected to serve until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal.

The names of our current directors and certain information about each of them are set forth below.

Identity and Business Experience of Directors

Name	Age	Year First Elected Director
Michael D. Queen	58	2004
Thomas J. Marino	66	2014

Michael D. Queen. Mr. Queen has served as our Executive Vice President - Finance since July 14, 2014. Prior to that, since 2004, he served as our Company’s the Chief Executive Officer and since December 2011, he has served as our Principal Financial Officer. He served as our Company’s President from 2004 through February 2009; and as a director of our Company since 2004. Since founding our Company, Mr. Queen has worked with eighteen startup companies. He assisted these companies with their funding and was responsible for helping seven of those companies enter the public marketplace. Mr. Queen is considered an expert in the microcap arena with extensive knowledge of how these markets operate and has been extensively involved in the start-up businesses and initial capitalization plans. Prior to founding our company, Mr. Queen was the President, CEO and a director at Pennexx Foods, Inc., a publicly traded company. From 1994 to 1998, Mr. Queen was the President of Ocean King Enterprises, a start-up specialty food manufacturer. From 1978 to 1999, Mr. Queen was an executive in the supermarket industry serving the greater New York, New Jersey and Delaware region. Mr. Queens’s qualifications to serve on our Company’s Board of Directors include his strong background and skill set which provides the Board of Directors with competence and experience in diverse areas, including corporate governance and board service, finance and management experience.

Thomas J. Marino. Mr. Marino has served as our Executive Chairman of the Board since July 14, 2014. Prior to that, he has served as the founder and CEO of Major League Football, LLC since July 2009. Mr. Marino has more than 29 years of NFL experience with the Bears, Cowboys, Giants, Saints, and Rams, he is a veteran of three pro football leagues over a 38 year career that includes the NFL, World Football League, United States Football Leagues, and is widely considered in professional circles as one of the top personnel evaluators in professional football history. Mr. Marino was the youngest scout and director of scouting in professional football history and was inducted into the Ourlad’s Professional Football Scouting Hall of Fame in 2004. Mr. Marino’s qualifications to serve on our Company’s Board of Directors include his vast experience in the NFL and other football leagues.

Each director of the Company holds such position until the next annual meeting of stockholders and until his successor is duly elected and qualified.

During the past ten years, none of our directors have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

Related Transactions

On November 1, 2008 the Company entered into a promissory note with Barbara Queen, Michael Queen’s wife, in the amount of $294,000. This amount was the total that was loaned to the Company over a period of two years prior, beginning in November 2006, on behalf of Mrs. Queen to fund Company operations. The promissory note calls for interest of eight percent (8%) annum beginning on November 2008. Subsequent loans were made by Mrs. Queen. The principal balance outstanding as of April 30, 2013 was $168,379 and was partially repaid in the amount of $35,085 during the fiscal year ended April 30, 2014. The outstanding balance as of April 30, 2014 is $133,294. Effective July 14, 2014, the outstanding balance and accrued interest was converted into 1,457,874 shares of common stock.

Review and Approval of Transactions with Related Persons

We do not have a formal, written policy solely for the review and approval of transactions with related parties. However, our Code of Ethics provides guidelines for reviewing and handling conflict of interest transactions with our directors, officers and employees. The entire Board of Directors is responsible for reviewing all related party transactions. Before approving any such transaction, the Board of Directors would take into account all relevant facts and circumstances that it deems appropriate, including, but not limited to, the risks, costs and benefits to the Company, the terms of the transaction, the availability of other sources for comparable services or products, and if applicable, the impact on a director’s independence. Only those transactions that, in light of known circumstances, are fair as to, and in the best interests of the Company and its shareholders, as the Board of Directors determines in the good faith exercise of its discretion, shall be approved.

Corporate Governance

Code of Ethics

Our Company has adopted a Code of Ethics which constitutes a “code of ethics” as defined by applicable SEC rules. Our Code of Ethics applies to all of the Company’s employees, including its principal executive officer and principal financial officer. A copy of this Code is available for review on the Investor page of the Company’s website www.mlfb.com.

Requests for a copy of the Code of Ethics should be directed to the Corporate Secretary, c/o Universal Capital Management, Inc., 2601 Annand Drive, Suite 16, Wilmington, DE 19808. The Company intends to disclose any changes in or waivers from its Code of Ethics and Business Conduct by posting such information on its website or by filing a Form 8-K.

Compensation Committee

Our Board of Directors does not have a standing compensation committee or committee performing similar functions. This is due to our development stage, the small number of executive officers involved with our Company, and the fact that we operate with few employees. Our full Board of Directors currently participates in the consideration of executive officer and director compensation. We do not have a Compensation Committee charter. Our Board of Directors is responsible for reviewing, recommending and approving our compensation policies and benefits, including the compensation of all of our executive officers and directors. Our Board of Directors also has the principal responsibility for the administration of our employee stock plan. Our Board of Directors will continue to evaluate, from time to time, whether it should appoint a standing compensation committee.

Executive officers who are also directors participate in determining or recommending the amount or form of executive and director compensation. Neither the Board of Directors nor management utilizes compensation consultants in determining or recommending the amount or form of executive and director compensation.

Compensation Policies and Practices As They Relate To Our Risk Management

No risks arise from our Company’s compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on our Company.

Nominating Committee

Our Board of Directors does not have a nominating committee. This is due to our development stage and smaller sized Board of Directors. Instead of having such a committee, our Board of Directors historically has searched for and evaluated qualified individuals to become nominees for membership on our Board of Directors. The directors recommend candidates for nomination for election or reelection for each annual meeting of stockholders and, as necessary, to fill vacancies and newly created directorships.

All of our director nominees have expressed their willingness to serve as our directors. When new candidates for our Board of Directors are sought, all of our directors evaluate each candidate for nomination as director within the context of the needs and the composition of the board as a whole. The Board of Directors conducts any appropriate and necessary inquiries into the backgrounds and qualifications of candidates. When evaluating director nominees, our Board of Directors generally seeks to identify individuals with diverse, yet complementary backgrounds. Our directors consider both the personal characteristics and experience of director nominees, including each nominee’s independence, diversity, age, skills, expertise, time availability and industry background in the context of the needs of the Board of Directors and the Company. The Board of Directors believes that director nominees should exhibit proven leadership capabilities and experience at a high level of responsibility within their chosen fields, and have the experience and ability to analyze business issues facing our Company. In addition to business expertise, the Board of Directors requires that director nominees have the highest personal and professional ethics, integrity and values and, above all, are committed to representing the long-term interests of our stockholders and other stakeholders. To date, all new candidates have been identified by members of our Board of Directors, and we have not paid any fee to a third party to assist in the process of identifying or evaluating director candidates.

Our directors will consider candidates for nomination as director who are recommended by a stockholder and will not evaluate any candidate for nomination for director differently because the candidate was recommended by a stockholder. To date, we have not received or rejected any suggestions for a director candidate recommended by any stockholder or group of stockholders owning more than 5% of our common stock.

When submitting candidates for nomination to be elected at our annual meeting of stockholders, stockholders should follow the following notice procedures and comply with applicable provisions of our bylaws. To consider a candidate recommended by a stockholder for nomination at the 2015 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary within the time periods discussed elsewhere in this Proxy Statement under the heading “Stockholder Proposals for 2015 Annual Meeting.” The recommendation must include the information specified in our bylaws for stockholder nominees to be considered at an annual meeting, along with the following:

•	The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;
•	The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;
•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;
•	A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and
•

Information regarding the nominee that would be required to be included in our Proxy Statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

The information listed above is not a complete list of requisite information. The secretary will forward any timely recommendations containing the required information to our independent directors for consideration.

No material changes to the procedures by which our stockholders may recommend nominees to our Board of Directors has occurred since we last provided disclosure regarding these procedures.

Director Independence

Although we currently trade on the Over-the-Counter quotation system, our board of directors has reviewed each of the directors’ relationships with our Company in conjunction with Section 121 of the listing standards of the NYSE Amex and has affirmatively determined that none of our directors are independent directors in that they are independent of management and free of any relationship that would interfere with their independent judgment as members of our board of directors.

We do not have a separately designated audit, nominating or compensation committee or committee performing similar functions. Our entire Board of Directors serves in such capacities and none of the members of our Board of Directors is independent as defined herein. We do not currently have an audit committee financial expert as that term is defined by the rules promulgated by the Securities and Exchange Commission.

There are no family relationships among any of our directors or executive officers.

Board Leadership Structure

Our bylaws provide the Board of Directors with flexibility to combine or separate the positions of Chair of the Board of Directors and Principal Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Our current structure is that of separate Principal Executive Officer and Chair of the Board of Directors. Wesley Chandler serves as our Principal Executive Officer and is responsible for the day-to-day operation of our Company. Thomas Marino serves as our Executive Chair of the Board of Directors. Mr. Marino is not an independent director. Mr. Marino’s responsibilities include overseeing and assisting in organizational and promotional activities for the Company and presiding at all Board of Directors meetings. Our Board of Directors has determined that maintaining the independence of a majority of our directors helps maintain its independent oversight of management.

Risk Oversight

The Board oversees risk management directly. Generally, the Board oversees risks that may affect the business of the Company as a whole, including operational matters; oversight of the Company’s accounting and financial reporting processes and also discusses with management the Company’s financial statements, internal controls and other accounting and related matters; certain risks related to compensation programs; and certain corporate governance risks. Management is responsible for implementing the risk management strategy and developing policies, controls, processes and procedures to identify and manage risks. The interaction with management occurs not only at formal board and committee meetings, but also through periodic and other written and oral communications.

Stockholder Communications with the Board

Stockholders who desire to communicate with the Board of Directors, or a specific director, may do so by sending the communication addressed to either the Board of Directors or any director, c/o Universal Capital Management, Inc., 2601 Annand Drive, Suite 16, Wilmington, DE 19808. These communications will be delivered directly to the board, or any individual director, as specified.

Board Meetings and Committees; Annual Meeting Attendance

During our fiscal year ending April 30, 2014, there were no formal meetings of the Board of Directors because our Company had only one director. The Board of Directors acted at various times by unanimous written consent, as authorized by our bylaws and the Delaware General Corporation Law.

Our Company has no policy with regard to Board members' attendance at our annual meetings of security holders. We did not hold an annual meeting last year.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulations to furnish us with all Section 16(a) forms they file. To the best of our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to our Company during its most recent fiscal year and Forms 5 and amendments thereto furnished to our Company with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, all of our executive officers, directors and greater-than-ten percent stockholders complied with all Section 16(a) filing requirements.

Executive Officers

Identity of Executive Officers and Significant Employees

Name	Age	Position

Thomas J. Marino	66	Executive Chairman of the Board
Wesley Chandler	57	President and Secretary
Richard Smith	48	Chief Operating Officer
Michael D. Queen	58	Director, Exec. Vice President- Finance
Ivory Sully	57	Vice President - Licensing

Experience

Thomas Marino. Mr. Marino’s business experience is described above under the caption “Identity and Business Experience of Directors.”

Wesley Chandler. Mr. Chandler has served as our President and Secretary since July 14, 2014. Presently, Mr. Chandler also serves as Lead Football Instructor at Football University and Under Armour since February 2013. Prior to that, from January 2012 to February 2013 he served as the wide receiver football coach at the University of California - Berkley, and from October 2009 to October 2010, he served as the offensive coordinator football coach for the New York Sentinels - United Football League. Mr. Chandler was a two time consensus football and academic All-America selection in 1976 and 1977 at the University of Florida and is widely considered to be one of the top receivers in both collegiate and professional football history with 4 pro bowl selections. He was drafted by the New Orleans Saints as the third overall selection (first round) in the 1978 NFL Draft and has over thirty years of professional playing, coaching and administrative experience. Mr. Chandler is the current NFL record holder in receiving per game (129 in 1982) and was inducted into the San Diego Charger Hall of Fame. Mr. Chandler has coaching experience at every level of play including 7 years in NFL Europe (coach of the Berlin Thunder in 1999), Dallas Cowboys, Minnesota Vikings and Cleveland Browns.

Richard Smith. Mr. Smith has served as our Chief Operating Officer since July 14, 2014. Presently, since March 1996, Mr. Smith also serves as the founder and CEO of Mainframe Communications, Inc. where he plans, develops, and establishes policies of business organization in accordance with broad directives and company charter. Mainframe provides nationwide telecommunications sales, service, integration and installation to Fortune 2000 enterprise accounts with multiple branch locations throughout the nation. In 1998, Mr. Smith was named the MetroSouth Entrepreneur of the Year sponsored by Fleet Bank. Mr. Smith is an Advisory Board Member of NAII, North Atlantic Internet Networks, and he has also served the federal government market and many branches of the US Military including the U.S. Air Force, the Air National Guard, the Navy’s nuclear submarine division and the Marine Corps nationwide recruiting centers.

Michael D. Queen. Mr. Queen’s business experience is described above under the caption “Identity and Business Experience of Directors.”

Ivory Sully. Mr. Sully has served as our Executive Vice President - Finance since July 14, 2014. Since April 2011 to present, Mr. Sully has served as the founder of Sully Executive Services, where he has engaged in independent licensing and contract negotiations for fashion brands; consulting at the executive level for brand extension and corporate development; mentor leadership of operational management and team building; and process analysis and implementation. Also since 2000 to present, Mr. Sully has worked for Pelle Pelle, Inc. where from 2000 to 2010 he served as Vice President of Licensing and International Business and from 2011 to present, where he serves as West Coast Sales Manager. Also, from 2010 to 2011, Mr. Sully served as the Director of Licensing for English Laundry, Inc. In 1979, Mr. Sully was signed as a free agent by the Los Angeles Rams where he was a 1984 Pro Bowl alternate as a special teams player and where he was named the Outstanding Special Teams Player of the Year five times (1979, 1980, 1982, 1983, and 1984). He was a member of the 1979 NFC Champions, Los Angeles Rams and played in Super Bowl XIV. He was a co-captain of the 1981 and 1982 Los Angeles Rams. Mr. Sully played with the Tampa Bay Buccaneers during the 1985 and 1986 seasons and he played with the 1987 Detroit Lions. Mr. Sully is a member of the University of Delaware Sports Hall of Fame.

Each officer holds office until the first meeting of the Board of Directors following the annual meeting of stockholders and until their successors are chosen and qualified, subject to early removal by the Board of Directors.

During the past ten years, none of our executive officers have been involved in any of the proceedings described in Item 401(f) of Regulation S-K.

Executive Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers for the fiscal years ended April 30, 2014 and 2013.

Summary Compensation Table

Name and principal position	Year Ending	Salary ($)	Total ($)
(a)	(b)	(c)	(j)
Michael D. Queen(1)	4/30/14	4,086	4,086
	4/30/13	42,920	42,920

———————

(1)

Mr. Queen is a director and was our Chief Executive Officer from 2004 to July 14, 2014 and Principal Financial Officer of our Company from December 2011 to July 14, 2014. He served as the President of our Company from 2004 through February 2009. Effective July 14, 2014, Mr. Queen was named as our Executive Vice President – Finance and executed a four year employment agreement. Mr. Queen shall receive as compensation, among other things, a base salary of $200,000 per year and 3,000,000 shares of restricted common stock, all of which vested immediately on the grant date of July 14, 2014.

We grant stock awards and stock options to our executive officers based on their level of experience and contributions to our Company. The aggregate fair value of awards and options are computed in accordance with FASB ASC 718; there were no awards or options granted for the years ended April 30, 2014 and 2013, respectively.

At no time during the last fiscal year was any outstanding option otherwise modified or re-priced, and there was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

Grants of Plan Based Awards

There were no grants of plan based awards during the year ending April 30, 2014.

Outstanding Equity Awards at Fiscal Year-End

There were no unexercised options, stock that has not vested, or equity incentive plan awards for any executive officer outstanding as of the end of the Company’s last completed fiscal year.

Option Exercises and Stock Vested

There were no exercises or vesting during the year ending April 30, 2014.

Compensation of Directors

Set forth below is a summary of the compensation of our directors during our April 30, 2014 fiscal year.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Michael Queen (1)	—	—	—	—	—	—	—

———————

(1)	Serves as an executive officer and a director but receives no additional compensation for serving as a director.

Securities Authorized for Issuance under Equity Compensation Plans

Equity Compensation Plans as of April 30, 2014.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (1)	40,000	$ 1.00	280,000
Equity compensation plans not approved by security holders	—	—	—
Total	40,000	$ 1.00	280,000

———————

1.

Reflects our 2006 Equity Incentive Plan for the benefit of our directors, officers, employees and consultants, and we have reserved 400,000 shares of our common stock for such persons pursuant to that plan.

Voting Securities and Principal Holders Thereof

As of the Record Date, we had outstanding 38,700,009 shares of common stock. Each share of our common stock is entitled to one vote with respect to each matter on which it is entitled to vote. Pursuant to our bylaws and Delaware General Corporation Law, directors will be elected by a plurality of the votes cast in person or by proxy, meaning the two nominees receiving the most votes will be elected as directors. A majority of shares entitled to vote on the subject matter and represented in person or by proxy at a meeting at which a quorum is present is required for all other items. Stockholders are not entitled to cumulative voting with respect to any matter.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of each person or group known to our Company to be the beneficial owner of more than five percent (5%) of our common stock. The address of each person in the table is c/o Universal Capital Management, Inc., 2601 Annand Drive, Suite 16, Wilmington, DE 19808.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Owned (1)(2)(3)
Major League Football, LLC (4)	8,000,000	20.67%
Wesley Chandler	6,000,000	15.50%
Richard Smith	6,000,000	15.50%
Michael D. Queen (5)	5,453,516	14.09%

———————

(1)

This table is based on information supplied by officers, directors and principal stockholders of the Company and on any Schedules 13D or 13G filed with the SEC. On that basis, the Company believes that each of the stockholders named in this table has sole voting and dispositive power with respect to the shares indicated as beneficially owned and except as otherwise indicated in the footnotes to this table.

(2)

Applicable percentages are based on 38,700,009 shares outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under any employee stock plan; and (ii) outstanding warrants to purchase shares of our common stock.

(3)

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(4)	Consists of 8,000,000 shares held directly by Major League Football, LLC, of which Thomas J. Marino is the sole manager and member.
(5)	Includes 70,100 shares held directly and indirectly by Mr. Queen’s wife, as to which he disclaims beneficial ownership.

The following table sets forth, as of the Record Date, the names, addresses, amount and nature of beneficial ownership and percent of such ownership of our common stock of each of our executive officers and directors, and executive officers and directors as a group. The address of each person in the table is c/o Universal Capital Management, Inc., 2601 Annand Drive, Suite 16, Wilmington, DE 19808.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Owned (1)(2)(3)
Thomas J. Marino (4)	8,000,000	20.67%
Wesley Chandler	6,000,000	15.50%
Richard Smith	6,000,000	15.50%
Michael D. Queen (5)	5,453,516	14.09%
Ivory Sully	1,000,000	02.58%

All executive officers and directors as a group (5 persons)	26,453,516	68.35%

———————

(1)

This table is based on information supplied by officers, directors and principal stockholders of the Company and on any Schedules 13D or 13G filed with the SEC. On that basis, the Company believes that each of the stockholders named in this table has sole voting and dispositive power with respect to the shares indicated as beneficially owned and except as otherwise indicated in the footnotes to this table.

(2) (3)

Applicable percentages are based on 38,700,009 shares outstanding on the Record Date. Does not include shares underlying: (i) options to purchase shares of our common stock under any employee stock plan; and (ii) outstanding warrants to purchase shares of our common stock.

If a person listed on this table has the right to obtain additional shares of common stock within 60 days from the date hereof, the additional shares are deemed to be outstanding for the purpose of computing the percentage of class owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person.

(4)	Consists of 8,000,000 shares held directly by Major League Football, LLC, of which Mr. Marino is the sole manager and member.
(5)	Includes 70,100 shares held directly and indirectly by Mr. Queen’s wife, as to which he disclaims beneficial ownership.

We are not aware of any arrangements that could result in a change of control.

PROPOSAL ONE

REMOVAL OF DIRECTORS

Our bylaws provide that the number of directors under our bylaws is determined by resolution of the Board of Directors. Our Board of Directors currently consists of two directors. Each director is elected to serve until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal.

Article III - Section 14 of the Company’s Bylaws, along with Section 141(k) of the DGCL, provides that any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of the Company’s directors. The Consenting Stockholders believe that Thomas Marino, an incumbent member of the board of directors, who serves as our Executive Chairman of the Board, is disserving the Company as a result of his failure or refusal to perform certain material obligations related to his position as Executive Chairman of the Board.

Vote Required

The vote required to remove Thomas Marino from the Company’s Board of Directors is the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of the Company’s directors. For the purposes of removal of Mr. Marino from the Company’s Board of Directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Each holder of common stock is entitled to one vote for each share held.

PROPOSAL TWO

ELECTION OF DIRECTORS

Our bylaws provide that the number of directors under our bylaws is determined by resolution of the Board of Directors. Our Board of Directors currently consists of two directors. Each director is elected to serve until the next annual meeting of stockholders and until the election and qualification of his or her successor or his or her earlier resignation or removal.

At the Special Meeting, two directors are to be elected to serve until the next annual meeting of stockholders and until a successor for such director is elected and qualified, or until the death, resignation or removal of such director. There are two nominees, one of whom currently serves on our Board of Directors, the other of whom serves as our Chief Operating Officer.

The names of the two nominees to be elected at the Special Meeting, and certain information about each of them are set forth below.

Nominees

Set forth below is information regarding the nominees for election to our Board of Directors:

Name	Position(s) with the Company	Year First Elected Director
Michael D. Queen	Executive Vice President of Finance; Director	2004
Richard Smith	Chief Operating Officer	—

Each person nominated has agreed to serve if elected, and our Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Special Meeting, the Consenting Stockholders will vote for any nominee who is designated by the then current Board of Directors to fill the vacancy.

Vote Required

Directors will be elected by a plurality of the votes cast at the Special Meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. Each holder of common stock is entitled to one vote for each share held.

PROPOSAL THREE

ADDOPTION OF THE COMPANY’S

2014 EMPLOYEE STOCK PLAN

On July 14, 2014, the Board of Directors of the Company adopted and approved the Company’s 2014 Employee Stock Plan (the “Plan”). The Plan requires the approval of the affirmative vote of a majority of the shares of the voting securities entitled to vote. The approval of the stockholders must be obtained prior to July 13, 2015.

The Board of Directors approved the Plan to ensure that the Company has adequate ways in which to provide stock based compensation to its directors, officers, employees, and consultants. The Board of Directors believes that the ability to grant stock-based compensation is important to the Company’s future success. The grant of stock-based compensation, such as stock options, can motivate high levels of performance and provide an effective means of recognizing employee and consultant contributions to the Company’s success. In addition, stock-based compensation can be valuable in recruiting and retaining highly qualified technical and other key personnel who are in great demand, as well as rewarding and providing incentives to the Company’s current employees and consultants.

Summary of the Plan

The principal terms and provisions of the Plan are summarized below. As a summary, the description below is not a complete description of all the terms of the Plan and is qualified in its entirety by reference to the full text of the Plan.

Types Of Awards. Both incentive stock options, or ISOs, and nonqualified stock options, or NSOs, and stock grants and stock purchase rights may be granted under the Plan. ISOs receive favorable tax treatment on exercise, and may receive favorable tax treatment on a qualifying disposition of the underlying shares. However, ISOs must comply with certain requirements regarding exercise price, maximum term and post termination exercise period, and must be issued under a stockholder-approved plan. NSOs are not subject to these requirements, nor may they receive this favorable tax treatment upon exercise.

Administration. The Plan is administered by either the Board of Directors of the Company or a Stock Plan Committee (“Committee”) appointed by the Board of Directors.

Eligibility. Awards under the Plan may only be made as follows: ISOs may be granted to any employee of the Company. Officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, stock grants and authorizations to make stock purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company.

Number of Shares. The aggregate number of shares that may be issued pursuant to the Plan is 10,000,000, subject to adjustment as described below.

Adjustments. In the event of a subdivision of the outstanding common stock, a declaration of a dividend payable in shares of common stock, a combination or consolidation of the outstanding common stock into a lesser number of shares of common stock, a recapitalization, a reclassification or a similar occurrence, the Committee shall make appropriate adjustments, subject to the limitations set forth in the Plan.

Transferability. No ISO shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each ISO shall be exercisable only by him. All other awards under the Plan shall be freely transferable subject to certain limitations imposed by the Plan, when applicable.

Termination of Service. Each option shall set forth the extent to which the optionee shall have the right to exercise their option following termination of the optionee’s employment with the Company. Such provisions shall be determined in the sole discretion of the Board of Directors or Committee, and need not be uniform among all options issued pursuant to the Plan. Notwithstanding the foregoing, and to the extent required by applicable law, each option shall provide that the optionee shall have the right to exercise the vested portion of any option held at termination for at least ninety (90) days following termination of employment with the Company for any reason, and that the optionee shall have the right to exercise the option for at least twelve (12) months if the optionee’s employment terminates due to death or disability.

Amendment and Termination. The Plan became effective on July 14, 2014, the date of its adoption by the Board of Directors, and must be approved by the holders of a majority of the outstanding shares of common stock of the Company prior to July 13, 2015. Unless sooner terminated pursuant to the terms of the Plan, the Plan will terminate on July 13, 2024. The Board of Directors may terminate or amend the Plan at any time except that the holders of a majority of the outstanding shares of common stock must approve certain amendments. Except as provided for in the Plan, the Board of Directors or stockholders cannot alter or impair the rights of an optionee, without his/her consent, under any award previously granted to him/her under the Plan.

Tax Aspects of the Plan

Federal Income Tax Consequences. The following discussion summarizes the material federal income tax consequences to the Company and the participants in connection with the Plan under existing applicable provisions of the Internal Revenue Code (the “Code”) and the regulations adopted pursuant to such Code. The discussion is general in nature and does not address issues relating to the income tax circumstances of any specific individual employee or holder. The discussion is subject to possible future changes in the Code or other relevant law. The discussion does not address the consequences of state, local or foreign tax laws.

Nonqualified Stock Options. A recipient will not have any taxable income at the time an NSO is granted nor will the Company be entitled to a deduction at that time. When an NSO is exercised, the grantee will have taxable ordinary income (whether the option price is paid in cash or by surrender of already owned shares of Common Stock), and the Company will be entitled to a tax deduction, in an amount equal to the excess of the fair market value of the shares to which the option exercise pertains over the option exercise price.

Incentive Stock Options. A grantee will not have any taxable income at the time an ISO is granted or at the time the ISO is exercised. If a grantee disposes of the shares acquired on exercise of an ISO after two years after the grant of the ISO and one year after exercise of the ISO, the gain, if any, will be long-term capital gains eligible for favorable tax rates under the Code. If the grantee disposes of the shares within two years of the grant of the ISO or within one year of exercise of the ISO, the disposition is a “disqualifying disposition,” and the grantee will have taxable ordinary income in the year of the disqualifying disposition equal to the lesser of (a) the difference between the fair market value of the shares and the exercise price of the shares at the time of option exercise, or (b) the difference between the sales price of the shares and the exercise price of the shares. Any gain realized from the time of option exercise to the time of the disqualifying disposition would be long-term or short-term capital gains, depending on whether the shares were sold more than one year or up to and through one year respectively, after the ISO was exercised. The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the grantee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will then be entitled to a deduction in the same amount as the grantee recognizes as ordinary income.

Copy of Plan

The text of the Plan is attached to this Information Statement as Appendix A.

Awards Under the Plan

The following table sets forth, as of the Record Date, information regarding the benefits or amounts that will be received by or allocated to each of the following persons under the Plan:

Name and Position	Dollar Value ($)	Number of Units
Thomas J. Marino, Executive Chairman of the Board	0	0
Wesley Chandler, President and Secretary	0	0
Richard Smith, Chief Operating Officer	0	0
Michael D. Queen, Director, Exec. Vice President- Finance	0	0
Ivory Sully, Vice President - Licensing	0	0
Executive Group	0	0
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	0	0

Vote Required

The vote required to approve the Plan is the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. Each holder of common stock is entitled to one vote for each share held.

PROPOSAL FOUR

RATIFICATION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

We are asking stockholders to ratify the appointment of Salberg & Company, P.A. to serve as our Company’s independent registered public accounting firm for the fiscal year ending April 30, 2015. Salberg & Company, P.A. was our independent registered public accounting firm for our fiscal year ended April 30, 2014. Representatives of Salberg & Company, P.A. will not be present at the Special Meeting.

The following table shows the aggregate fees billed to the Company by Salberg & Company, P.A. for professional services rendered relating to the fiscal years ended April 30:

	For the Year Ended
	April 30,
Description of Fees	2014	2013

Audit Fees	$31,000	$24,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

	$31,000	$24,500

Audit Fees

Represents fees for professional services provided for the audit of the Company’s annual financial statements and review of the Company’s financial statements included in the Company’s quarterly reports.

Audit-Related Fees

Represents fees for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Tax Fees

Represents fees related to tax audit and other advisory services, tax compliance and tax return preparation.

Audit Committee Pre-Approval Policies

The Company’s audit committee currently does not have any pre-approval policies or procedures concerning services performed by Salberg & Company, P.A. All the services performed by Salberg & Company, P.A. that are described above were pre-approved by the Company’s audit committee.

None of the hours expended on Salberg & Company, P.A.’s engagement to audit the Company’s financial statements for the years ended April 30, 2014 and April 30, 2013 were attributed to work performed by persons other than Salberg & Company, P.A.’s full-time, permanent employees.

Vote Required

The vote required to ratify the appointment of Salberg & Company, P.A. to serve as our Company’s independent registered public accounting firm for the fiscal year ending April 30, 2015 is the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. Each holder of common stock is entitled to one vote for each share held.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

To be considered for inclusion in our Proxy Statement relating to the 2015 Annual Meeting of Stockholders pursuant to Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be received no later than June 9, 2015. Such proposals should be delivered to our Company at our principal executive offices at 2601 Annand Drive, Suite 16, Wilmington, DE 19808. To be considered for inclusion in our Proxy Statement relating to the 2015 Annual Meeting of Stockholders outside of Rule 14a-8 of Regulation 14A under the Exchange Act, stockholder proposals must be made in accordance with our bylaws and must be received no later than July 10, 2015. Such proposals should be delivered to our Company at our principal executive offices at 2601 Annand Drive, Suite 16, Wilmington, DE 19808. A copy of the full text of our bylaws is available to stockholders upon written request to our principal executive offices.

OTHER BUSINESS

Neither the Board of Directors nor management is aware of any matters to be presented at the Special Meeting other than those referred to in the Notice of Special Meeting and this Information Statement.

By Order of the President,

/s/ Wesley Chandler

President

Wilmington, DE

October 21, 2014

Appendix A

2014 EMPLOYEE STOCK PLAN

1.

Purpose. This 2014 Employee Stock Plan (the “Plan”) is intended to provide incentives: (a) to the officers and other employees of Universal Capital Management, Inc. (the “Company”), its parent (if any) and any present or future subsidiaries of the Company (collectively, “Related Corporations”) by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as “incentive stock options” under Section 422(b) of the Internal Revenue Code of 1986 (the “Code”) (“ISO” or “ISOs”); (b) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs (“Non-Qualified Option” or “Non-Qualified Options”); (c) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with awards of stock in the Company (“Awards”); and (d) to directors, officers, employees and consultants of the Company and Related Corporations by providing them with opportunities to make direct purchases of stock in the Company (“Purchases”). Both ISOs and Non-Qualified Options are referred to hereafter individually as an “Option” and collectively as “Options”. Options, Awards, and authorizations to make Purchases are referred to hereafter collectively as “Stock Rights.” As used herein, the terms “parent” and “subsidiary” mean “parent corporation” and “subsidiary corporation” respectively, as those terms are defined in Section 425 of the Code.

2.

Administration of the Plan.

A.

The Plan shall be administered by either (i) the Board of Directors of the Company (the “Board”); or (ii) a Stock Plan Committee (the “Committee”), appointed by the Board, pursuant to the requirements of paragraph 2.D. herein. Subject to paragraph 2.D. herein and the terms of the Plan, the Committee, if so appointed, shall have the authority to (i) determine the employees of the Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and Awards and to make Purchases) to whom Non-Qualified Options, Awards and authorizations to make Purchases may be granted; (ii) determine the time or times at which Options or Awards may be granted or Purchases made; (iii) determine the option price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Purchases; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, if any, and (vii) interpret the Plan and prescribe and rescind rules and regulations relating to it. All references in this Plan to the Committee shall mean the Board if no Committee has been appointed. If the Committee determines to issue a Non-Qualified Option, it shall take whatever actions it deems necessary, under Section 422A of the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

B.

The Committee may select one of its members as its chairman, and shall hold meetings at such time and places it may determine. Acts by a majority of the Committee, or actions reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

C.

Stock Rights may be granted to members of the Board in accordance with paragraph 2.D. herein and the provisions of this Plan applicable to other eligible persons. Members of the Board who are either (i) eligible for Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan.

D.

Each transaction, i.e. each grant of Stock Rights to any eligible participant under the Plan who is an officer or director of the Company, (i) shall be approved in advance to the granting of such right, by either the full Board or the Committee of the Board which shall be composed solely of two or more Non-Employee Directors; (ii) shall be approved in advance to the granting of such right, or ratified no later than the next annual meeting of shareholders, by the affirmative votes of the holders of a majority of the securities of the issuer present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote; or (iii) shall be held by the officer or director for a period of six months following the date of such acquisition, provided that with respect to Options, at least six months shall elapse from the date of the acquisition/grant of the Options to the date of disposition of the Options (other than upon exercise or conversion) or its underlying equity security. A Non-Employee Director is a director who is not, at the time of such grant an officer of the Company or any Related Corporation, or otherwise employed by the Company or any Related Corporation; does not receive compensation, either directly or indirectly, from the Corporation or any Related Corporation, for services rendered as a consultant or in any capacity other than a director, except for an amount that does not exceed the dollar amount for which disclosure is required pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended; does not possess an interest in any other transaction for which disclosure would be required pursuant to Item 404(a) of Regulation S-K; and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

3.

Eligible Employees and Others. ISOs may be granted to any employee of the Company or any Related Corporation. Those officers and directors of the Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any director (whether or not an employee), officer, employee or consultant of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant an ISO, a Non-Qualified Option or an authorization to make a Purchase. Granting of any Stock Rights to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

4.

Stock. The stock subject to Options, Awards and Purchases shall be authorized but unissued shares of Common Stock of the Company, $.001 par value (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares that may be issued pursuant to the Plan is 10,000,000, subject to adjustment as provided in paragraph 13. Any such shares may be issued as ISOs, Non-Qualified Options or Awards, or to persons or entities making Purchases, so long as the number of shares issued does not exceed such number, as adjusted. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, or if the Company shall reacquire any unvested shares issued pursuant to Awards or Purchases, the unpurchased shares subject to such Options and any unvested shares so reacquired by the Company shall again be available for grants of Stock Rights under the Plan.

5.

Granting of Stock Rights. Stock Rights may be granted under the Plan at any time commencing on July 14, 2014 and prior to July 13, 2024. Any Stock Right issued pursuant to subsection (iii) of paragraph 2.D. shall be held for the period of time described in that subsection. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 16. Awards and the price of Purchases shall be at fair market value as determined by the Board of Directors.

6.

Minimum Option Price; ISO Limitations.

A.

The price per share specified in the agreement relating to each Non-Qualified Option granted under the Plan shall in no event be less than the lesser of (i) the book value per share of Common Stock as of the end of the fiscal year of the Company immediately preceding the date of such grant, or (ii) 25 percent of the fair market value per share of Common Stock on the date of such grant.

B.

The price per share specified in the agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than 110 percent of the fair market value per share of Common Stock on the date of the grant.

C.

To the extent that the aggregate fair market value (determined at the time the option is granted) of stock with respect to which options meeting the requirements of Section 422(b) are exercisable for the first time by any individual during any calendar year exceeds $100,000, then such options shall not be treated as incentive stock options pursuant to Section 422(b). The preceding sentence shall be applied by taking options into account in the order in which they were granted.

D.

If, at the time an Option is granted under the Plan, the Company's Common Stock is publicly traded, “fair market value” shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last reported sale price (on that date) of the Common Stock on the NASDAQ National Market List, if the Common Stock is not then traded on a national securities exchange; or (iii) the closing bid price (or average of bid prices) last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the NASDAQ National Market List. However, if the Common Stock is not publicly traded at the time an Option is granted under the Plan, “fair market value” shall be deemed by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

7.

Option Duration. Subject to earlier termination as provided in paragraphs 9 and 10, each Option shall expire on the date specified by the Committee, but not more than (i) ten years from the date of grant in the case of Non-Qualified Options, (ii) ten years from the date of grant in the case of ISOs generally, and (iii) five years from the date of grant in the case of ISOs granted to an employee owning stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Related Corporation. Subject to earlier termination as provided in paragraphs 9 and 10, the term of each ISO shall be the term set forth in the original instrument granting such ISO, except with respect to any part of such ISO that is converted into a Non-Qualified Option pursuant to paragraph 16.

8.

Exercise of Option. Subject to the provisions of paragraphs 9 through 12, each Option granted under the Plan shall be exercisable as follows:

A.

The Option shall either be fully exercisable on the date of grant or shall become exercisable thereafter in such installments as the Committee may specify.

B.

Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Committee.

C.

Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable.

D.

The Committee shall have the right to accelerate the date of exercise of any installment of any Option; provided that the Committee shall not accelerate the exercise date of any installment of any Option granted to any employee as an ISO (and not previously converted into a Non-Qualified Option pursuant to paragraph 16) if such acceleration would violate the annual vesting limitation contained in Section 422A(b)(7) of the Code, as described in paragraph 6(c).

E.

With respect to any Options granted to any officer or director of the Company pursuant to subsection (iii) of paragraph 2.D. herein, at least six months shall elapse from the date of the acquisition/grant of the Option to the date of disposition of the Option (other than upon exercise or conversion) or its underlying equity security.

9.

Termination of Employment. If an ISO optionee ceases to be employed by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable, and his ISOs shall terminate after the passage of 90 days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 16. Employment shall be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. A bona fide leave of absence with the written approval of the Committee shall not be considered an interruption of employment under the Plan, provided that such written approval contractually obligates the Company or any Related Corporation to continue the employment of the optionee after the approved period of absence. ISOs granted under the Plan shall not be affected by any change of employment within or among the Company and Related Corporations, so long as the optionee continues to be an employee of the Company or any Related Corporation. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

10.

Death; Disability.

A.

If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the ISO's specified expiration date or one year from the date of the optionee's death.

B.

If an ISO optionee ceases to be employed by the Company and all Related Corporations by reason of his disability, he shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the ISO's specified expiration date or one year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term “disability” shall mean “permanent and total disability” as defined in Section 22(e)(3) of the Code or successor statute.

11.

Assignability. No ISO shall be assignable or transferable by the grantee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each ISO shall be exercisable only by him. All other Stock Rights shall be freely transferable subject to the limitations imposed by subsection (iii) of paragraph 2.D. herein, if applicable.

12.

Terms and Conditions of Options. Options shall be evidenced by instruments (which need not be identical) in such forms as the Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan, including restrictions applicable to shares of Common Stock issuable upon exercise of Options. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination and cancellation provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

13.

Adjustments. Upon the occurrence of any of the following events, an optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

A.

If the shares of Common Stock shall be subdivided or combined into a greater or small number of shares of it the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

B.

If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise (an “Acquisition”), the Committee or the Board of Directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), shall, as to outstanding Options, either (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; or (ii) upon written notice to the optionees, provided that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options shall terminate; or (iii) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof.

C.

In the event of a recapitalization or reorganization of the Company (other than a transaction described in subparagraph B above) pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization.

D.

Notwithstanding the foregoing, any adjustments made pursuant to subparagraphs A, B, or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a “modification” of such ISOs (as that term is defined in Section 425 of the Code) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

E.

In the event of the proposed dissolution or liquidating of the Company, each Option will terminate immediately prior to the consummation of such proposed action or at such other time and subject to such other conditions as shall be determined by the Committee.

F.

Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company.

G.

No fractional shares shall be issued under the Plan and the optionee shall receive from the Company cash in lieu of such fractional shares.

H.

Upon the happening of any of the foregoing events described in subparagraphs A, B, and C above, the class and aggregate number of shares set forth in paragraph 6 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board shall determine the specific adjustments to be made under this paragraph 13 and, subject to paragraph 2, its determination shall be conclusive.

If any person or entity owning restricted Common Stock obtained by exercise of a Stock Right made hereunder receives shares of securities or cash in connection with a corporate transaction described in subparagraphs A, B, or C above as a result of owning such restricted Common Stock, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the restricted Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Successor Board.

14.

Means of Exercising Stock Rights. A Stock Right (or any part or installment thereof) shall be exercised by giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or (c) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274 (d) of the Code, or a combination of (a), (b), and (c) above. If the Committee exercises its discretion to permit payment of the exercise price of an ISO by means of the methods set forth in clauses (a), (b), or (c) of the preceding sentence, such discretion shall be exercised in writing at the time of the grant of the ISO in question. The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for such shares. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

15.

Term and Amendment of Plan. This Plan was adopted by the Board on July 14, 2014, subject to approval of the Plan by the stockholders of the Company at the next Meeting of Stockholders. If the approval of the stockholders is not obtained by on July 13, 2015 any grants of Stock Rights under the Plan made prior to that date will be rescinded. The Plan shall expire on July 13, 2024 (except as to Options outstanding on that date). Subject to the provisions of paragraph 5 above, Stock Rights may be granted under the Plan prior to the date of stockholder approval of the Plan. The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the holders of a majority of the outstanding shares of Common Stock obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustments pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified (except by adjustment pursuant to Paragraph 13); (c) the provisions of paragraph 6 regarding the exercise price at which shares may be offered pursuant to ISO's may not be modified (except by adjustment pursuant to paragraph 13) and (d) the expiration date of the Plan may not be extended. Except as provided in the fourth sentence of this paragraph 15, in no event may action of the Board or Stockholders alter or impair the rights of a grantee, without his consent, under any Stock Right previously granted to him.

16.

Conversion of ISOs into Non-Qualified Options; Termination of ISOs. The Committee, at the written request of any optionee, may in its discretion take such actions as may be necessary to convert such optionee's ISOs (or any installments or portions of installments thereof) that have not been exercised on the date of conversion into Non-Qualified Options at any time prior to the expiration of such ISOs, regardless of whether the optionee is an employee of the Company or a Related Corporation at the time of such conversion. Such actions may include, but not be limited to, extending the exercise period or reducing the exercise price of the appropriate installments of such options. At the time of such conversion, the Committee (with the consent of the Optionee) may impose such conditions on the exercise of the resulting Non-Qualified Options as the Committee in its discretion may determine, provided that such conditions shall not be inconsistent with this Plan. Nothing in the Plan shall be deemed to give any optionee the right to have such optionee's ISOs converted into Non-Qualified Options, and no such conversion shall occur until and unless the Committee takes appropriate action. The Committee, with the consent of the optionee, may also terminate any portion of any ISO that has not been exercised at the time of such termination.

17.

Application of Funds. The proceeds received by the Company from the sale of shares pursuant to Options granted and Purchases authorized under the Plan shall be used for general corporate purposes.

18.

Governmental Regulation. The Company's obligation to sell and deliver shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

19.

Withholding of Additional Income Taxes. Upon the exercise of a Non-Qualified Option, the grant of an Award, the making of a Purchase of Common Stock for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 20) or the vesting of restricted Common Stock acquired on the exercise of a Stock Right hereunder, the Company, in accordance with Section 3402(a) of the Code, may require the optionee, Award recipient or purchaser to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) the grant of an Award, (iii) the making of a Purchase of Common Stock for less than its fair market value, or (iv) the vesting of restricted Common Stock acquired by exercising a Stock Right on the grantee's payment of such additional withholding taxes.

20.

Notice to Company of Disqualifying Disposition. Each employee who receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A Disqualifying Disposition is any disposition (including any sale) of such Common Stock before the later of (a) two years after the date the employee was granted the ISO or (b) one year after the date the Common Stock was transferred to the employee.

21.

Governing Law: Construction. The validity and construction of the Plan and the instruments evidencing Stock Rights shall be governed by the laws of the State of Delaware. In construing this Plan, the singular shall include the plural and the masculine general shall include the feminine and neuter, unless the context otherwise requires.

Approved by the Company’s Board of Directors on July 14, 2014

Approved by the Company’s shareholders on _______________.